Exhibit 99.1

Press Release
601 Jefferson Street • Houston, TX 77002 • 713-753-3011

FOR IMMEDIATE RELEASE	Contact:	Heather Browne
August 06, 2008		Director, Communications
713-753-3775
heather.browne@kbr.com

Rob Kukla, Jr.
Director, Investor Relations
713-753-5082
investors@kbr.com

KBR ANNOUNCES SHARE REPURCHASE PROGRAM AND DECLARES DIVIDEND

HOUSTON, Texas - KBR (NYSE:KBR) today announced that its Board of Directors authorized a program to repurchase up to five percent of its outstanding common stock.

Additionally, its board of directors has declared a quarterly cash dividend of five cents ($0.05) per share on the company's common stock, payable October 15, 2008, to shareholders of record at the close of business on September 15, 2008.

“Providing value to our shareholders remains an objective for KBR. Our financial strength affords us the opportunity to return capital to our shareholders and achieve an efficient return on capital,” said William P. Utt, KBR Chairman, President, and Chief Executive Officer. “This share repurchase program underscores our continued confidence in KBR’s prospects for long-term profitable growth.”

The shares may be repurchased from time to time in the open market or through privately negotiated transactions at the company’s discretion, subject to market conditions, and in accordance with applicable regulatory requirements.

The program does not obligate the company to acquire any particular amount of common stock and may be commenced, suspended or discontinued at any time or from time to time without prior notice. The share repurchase program will be funded through the company’s current cash position. As of July 28, 2008, KBR has approximately 170 million shares outstanding.

KBR is a global engineering, construction and services company supporting the energy, petrochemicals, government services and civil infrastructure sectors. The company offers a wide range of services through its Downstream, Government and Infrastructure, Services, Technology, Upstream and Ventures business segments. For more information, visit www.kbr.com.

This news release contains “forward-looking statements.” All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include statements about the discussions of KBR’s business strategies and KBR’s expectations concerning future operations, profitability, liquidity, and capital resources. You can generally identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should” or other similar words. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from those in the future that are implied by these forward-looking statements. Many of these factors cannot be controlled or predicted. These risks and other factors include those described under “Risk Factors” in KBR’s Annual Report on Form 10-K dated February 26, 2008, final prospectus for its exchange offer dated March 27, 2007, subsequent Forms     10-Q, recent Current Reports on Forms 8-K, and other Securities and Exchange Commission filings. Those factors, among others, could cause KBR’s actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements. As you read and consider this news release, you should carefully understand that the forward-looking statements are not guarantees of performance or results.  KBR cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, KBR cannot assure you that actual results will not differ materially from those expressed or implied by forward-looking statements.

The forward-looking statements included in this news release are made only as of the date of this document. New risks and uncertainties arise from time to time, and KBR cannot predict those events or their impact. KBR assumes no obligation to update any forward-looking statements after the date of this news release as a result of new information, future events or developments, except as required by the federal securities laws.